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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest reported)   FEBRUARY 13, 2001



MACKENZIE INVESTMENT MANAGEMENT INC.
(Exact name of registrant as specified in its chapter)



           DELAWARE                    000-17994                59-2522153
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)


    700 SOUTH FEDERAL HIGHWAY, SUITE 300
    BOCA RATON, FL                                      33432
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code (561) 393-8900


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)







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ITEM 5.  Other Events

         Mackenzie Investment Management Inc. wishes to advise shareholders of a recent change to the directors of the Company whereby effective February 9, 2001 Dolph von Arx resigned as a director of the Company for personal reasons.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MACKENZIE INVESTMENT MANAGEMENT INC.
                                                      (Registrant)



Date:  February 13, 2001                  /s/ Keith J. Carlson
                                          --------------------------------------
                                          Keith J. Carlson
                                          President and Chief Executive Officer





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